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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    Form 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     January 29, 2004
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                              MASSEY ENERGY COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                    1-7775                  95-0740960
(State or other jurisdiction of  (Commission File No.)       (I.R.S. Employer
         Incorporation)                                   Identification Number)


          4 North 4th Street, Richmond, Virginia                23219
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (804) 788-1800


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  99.1     Press Release

Item 9.  Regulation FD Disclosure

     This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Massey Energy Company (the "Company") pursuant to
Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Company's results of operations or financial condition for fourth quarter ended December 31, 2003.

     On January 29, 2004, the Company issued a press release regarding its earnings for the fourth quarter ended December 31, 2003. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.



                                   Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MASSEY ENERGY COMPANY

January 29, 2004

                                      By: /s/ Thomas J. Dostart
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                                      Name:  Thomas J. Dostart
                                      Title: Vice President, General Counsel
                                             & Secretary